COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company leases office space, office equipment and various motor vehicles under operating leases.

 1.      The Company's office space and office equipment are rented under several operating leases.

Future minimum lease commitments under non-cancelable operating leases for the years ended December 31, were as follows:

2015	$16,520
2016	13,324
2017	12,429
2018	11,779
2019	9,883
2020 and thereafter	24,074

$88,009

Rent expenses for the years 2014, 2013 and 2012 were approximately $18,593, $18,219 and $17,373, respectively.

2.      The Company leases its motor vehicles under cancelable operating lease agreements.

The minimum payment under these operating leases, upon cancellation of these lease agreements was $1,018 as of December 31, 2014.

Lease expenses for motor vehicles for the years 2014, 2013 and 2012 were $4,667, $4,806 and $4,798, respectively.

b.	Other commitments:

The Company is obligated under certain agreements with its suppliers to purchase goods and, under an agreement with its manufacturing subcontractor, to purchase projected inventory and excess inventory. Non-cancelable obligations, net of provisions, as of December 31, 2014, were $3,830. These obligations are expected to be fulfilled during 2015.

The Company is also obligated under certain agreements with its suppliers to purchase licenses and hosting services. These non-cancelable obligations as of December 31, 2014, were $14,760.

c.	Legal proceedings:

1.	On November 4, 2014, a former consultant of Nice Systems Latin America, Inc., sent a demand letter claiming a breach of contract by the Company due to its failure to pay him full consideration for consultation services. The former consultant is claiming an outstanding payment in the total amount of $937 for such services. The Company responded in December 2014 and denied Mr. Gordon's entitlement to such payment. To date, no claim has been filed against the Company. At this preliminary stage the Company is unable to evaluate the probability of a favorable or unfavorable outcome in this dispute.

2.	On November 7, 2012, a former employee of Actimize Inc. filed a suit in the United States District Court for the Southern District of New York claiming discrimination on the basis of disability. The suit includes a claim for reinstatement as well as compensatory damages and other relief. The parties engaged in mediation, but the mediation did not result in the resolution of the case. A settlement conference was held on February 10, 2014, but no settlement was reached. Actimize Inc. filed a motion for partial summary judgment, seeking dismissal of the statutory discrimination claims. The briefing on the motion has been completed and the parties await the Court's decision. The Company is unable to evaluate the probability of a favorable or unfavorable outcome in this dispute.

3.	The Company is involved in various other legal proceedings arising in the normal course of its business. Based upon the advice of counsel, the Company does not believe that the ultimate resolution of these matters will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.